Exhibit 99.1
SEPARATION AGREEMENT
This Separation Agreement (this “Agreement”) is entered into as of December 5, 2005 between Technology Solutions Company, a Delaware corporation (the “Company”), and Michael R. Gorsage (the “Executive”).
WHEREAS, the Executive currently serves as the President and Chief Executive Officer and as a director of the Company and as a director and officer of subsidiaries of the Company; and
WHEREAS, the Company and the Executive desire to set forth herein their mutual agreement with respect to all matters relating to (i) the Executive’s resignation as a director and officer of, and cessation of employment with, the Company, (ii) the Executive’s resignation as a director and officer of subsidiaries of the Company and (iii) the Executive’s release of claims, all upon the terms set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:
1. Termination of Employment. The Executive hereby resigns as the President and Chief Executive Officer of the Company and as a member of the Company’s board of directors, from all directorships and offices of the Company’s subsidiaries and from all other positions (if any) with the Company and its affiliates, effective as of the date hereof (the “Resignation Date”). On the Resignation Date, the Executive shall cease to be a director, officer or employee of, or have any other position with, the Company or its subsidiaries or any affiliate of the Company or its subsidiaries.
2. Payment of Accrued Obligations.
     (a) The Company shall pay all Accrued Obligations (as defined in Section 2(b) hereof) to the Executive as soon as reasonably practicable following the Resignation Date; provided, however, that any portion of the Accrued Obligations subject to plans or policies of the Company shall be determined and paid in accordance with the terms of the relevant plan or policy as applicable to the Executive.
     (b) For purposes of this Agreement, “Accrued Obligations” shall mean, the following:
          (i) the Executive’s current base salary through the Resignation Date to the extent not theretofore paid;

          (ii) any vacation pay and expense reimbursements accrued by the Executive as of the Resignation Date to the extent not theretofore paid.
3. Additional Payments and Benefits. Provided that the Executive has not revoked the release contained in Section 9 hereof, and provided further that the Executive complies with Section 7 hereof, the Company shall make the payments and provide the benefits set forth in this Section 3:
     (a) During the period commencing on the day next following the Resignation Date and ending two years following the Resignation Date, the Company shall pay to the Executive $210,000 per year, payable in accordance with the Company’s regular payroll practices as then in effect. Upon a Change of Control, as defined in the Employment Agreement, or upon liquidation of the Company, any unpaid portion of remainder of the $420,000 in severance pay set forth above shall be paid by Company to Executive in one lump sum. No bonuses of any kind will be paid to Executive from or after the Resignation Date;
     (b) The health insurance benefits currently being provided to the Executive by the Company shall continue to be provided to the Executive by the Company during the period commencing on the Resignation Date and ending two years following the Resignation Date, subject to any modifications thereto applicable to active employees of the Company. During such period, the Company shall deduct from amounts payable to the Executive amounts equal to the amounts that would have been payable by the Executive for such coverage, and at the times such amounts would have been payable, if the Executive had continued as an active employee of the Company;
     (c) From and after the Resignation Date, upon any request by Executive, Company shall provide Executive with a favorable employment recommendation;
     (d) Subject to Company confidentiality and disclosure policies, Company will forward Executive’s e-mail to an e-mail address of Executive’s choice and provide Company voicemail for a period of two years from the Resignation Date;
     (e) Company will arrange and pay for the commercial transport of Executive’s personal belongings from the Company’s corporate apartment in Chicago, Illinois to Executive’s home.
     (f) For a period of seventeen months from the Resignation Date, Executive may retain and continue using the American Airlines airpass issued to Company in Executive’s name, subject to a cap of $30,000 in airpass expenditures by Executive during this timeframe; and
     (g) Effective as of the Resignation Date, Company hereby transfers to Executive the ownership of Executive’s laptop personal computer. Furthermore, the

Company agrees to provide technical laptop support equivalent to that provided to other then current Company executives for a period of two years from the Resignation Date.
4. Stock Options. Each option to purchase shares of the Company’s Common Stock granted to the Executive, which shall remain exercisable on the effective date of the Executive’s resignation, may thereafter be exercised for a period of 90 days from the Resignation Date, after which each option shall expire without further action by the Executive or the Company and no payment shall be made by the Company to the Executive in respect thereof.
5. COBRA Coverage. Pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Executive may elect to continue coverage for the Executive and his dependents under the Company’s medical, dental and vision insurance policies for a period of up to 18 months following the earlier of the second anniversary of the Resignation Date or the date on which the Executive becomes employed, and the Executive shall pay all expenses relating to such coverage in accordance with COBRA.
6. Federal and State Withholding. The Company shall deduct from the amounts payable to the Executive pursuant to this Agreement the amount of all required federal and state withholding taxes in accordance with the Executive’s Form W-4 on file with the Company and all applicable social security taxes.
7. Noncompetition, Nondisclosure; Nonsolicitation and Transition. The Executive shall comply with his obligations under Paragraph 8 of the Employment Agreement dated as of May 6, 2004, as amended to date (the “Employment Agreement”), between the Executive and the Company for the time periods (commencing on the Resignation Date) set forth in Paragraph 8 of the Employment Agreement. For the 60 day period following the Resignation Date, upon Company request, Executive shall provide reasonable transition assistance and cooperation, including, without limitation, with regard to client relationships, sales leads, and employment matters. Company shall reimburse Executive for all reasonable and necessary out-of-pocket expenses (including reasonable travel expenses) directly related to Executive’s provision of this transition assistance.
8. Remedies; Scope of Covenants. The following provisions shall apply to the covenants of the Executive contained in Section 7 hereof:
     (a) without limiting the right of the Company to pursue all other legal and equitable remedies available for violation by the Executive of the covenants contained in Section 7 hereof, it is expressly agreed by the Executive and the Company that such other remedies cannot fully compensate the Company for any such violation and that the Company shall be entitled, in addition to other rights and remedies existing in its favor, to a restraining order or orders and other injunctive relief to prevent any such violation or any continuing violation thereof;

     (b) the Company and the Executive each intends and agrees that the covenants contained in Section 7 hereof are reasonably designed to protect the Company’s trade secrets and other legally protectable business interests without unnecessarily or unreasonably restricting the Executive’s business opportunities, but that if in any action before any court or agency legally empowered to enforce the covenants contained in Section 7 hereof any term, restriction, covenant or promise contained therein is found to be unreasonable or otherwise unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency; and
     (c) the Executive agrees that he will submit himself to the personal jurisdiction of the courts of the State of Illinois in any action by the Company to obtain injunctive relief.
     (d) Neither party shall initiate arbitration or other legal proceedings (except for any claim under Paragraphs 7 and/or 8 of this Agreement for injunctive relief), against the other party, or, in the case of Company, any of its directors, officers, employees, agents, or representatives, relating in any way to this Agreement, the Employment Agreement, to Executive’s employment with the Company, the termination of Executive’s employment or any or all other claims that one party might have against the other party until 30 days after the party against whom the claim[s] is made (“Respondent”) receives written notice from the claiming party of the specific nature of any purported claim and the amount of any purported damages. Executive and Company further agree that if Respondent submits the claiming party’s claim to the Center for Public Resources, 680 Fifth Avenue, New York, New York 10019, for nonbinding mediation prior to the expiration of such 30 day period, the claiming party may not institute arbitration or other legal proceedings against Respondent until the earlier of (i) the completion of nonbinding mediation efforts, or (ii) 90 days after the date on which the Respondent received written notice of the claimant’s claim.
     (e) Executive and Company agree that all claims or disputes relating to Executive’s employment with Company or the termination of such employment, and any and all other claims that Executive might have against Company, any Company director, officer, employee, agent, or representative, and any and all claims or disputes that Company might have against Executive (except for any claims for injunctive relief under Paragraphs 7 and/or 8 of this Agreement) shall be resolved in Chicago, Illinois under the Expedited Commercial Rules of the American Arbitration Association. If either party pursues a claim and such claim results in an Arbitrator’s decision, both parties agree to accept such decision as final and binding. TSC and Employee agree that any action seeking injunctive relief under Paragraphs 7 and/or 8 of this Agreement shall be brought in the courts of Cook County, Illinois.
9. General Release. The Executive, on behalf of himself and anyone claiming through him, hereby agrees not to sue the Company or any of its divisions, subsidiaries, affiliates or other related entities (whether or not such entities are wholly owned) or any of the past, present or future directors, officers, administrators, trustees, fiduciaries, employees, agents or attorneys of the Company or any of such other entities, or the predecessors, successors or assigns of any of them (hereinafter referred to as the “Released Parties”), and agrees to release and discharge, fully, finally and forever, the Released Parties from any and all claims, causes of action, lawsuits, liabilities, debts, accounts, covenants, contracts, controversies, agreements, promises, sums of money, damages, judgments and demands of any nature whatsoever, in law or in equity, both known and unknown, asserted or not asserted, foreseen or unforeseen, which the Executive ever had or may presently have against any of the Released Parties arising from the beginning of time up to and including the date on which this Agreement is executed, including, without limitation, all matters in any way related to the Executive’s employment by the Company or any of its affiliates, the terms and conditions thereof, any failure to promote the Executive and the termination or cessation of the Executive’s employment with the Company or any of its affiliates, and including, without limitation, any and all claims arising under the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Age Discrimination in Employment Act, the Older Workers’ Benefit Protection Act, the Family and Medical Leave Act, the Americans With Disabilities Act, the Employee Retirement Income Security Act of 1974, the Illinois Human Rights Act, the Chicago or Cook County Human Rights Ordinance or any other federal, state, local or foreign statute, regulation, ordinance or order, or pursuant to any common law doctrine; provided, however, that nothing contained in this Section 9 shall apply to, or release the Company from, any obligation of the Company (i) contained in this Agreement or in any benefit plan of the Company in which the Executive participates or (ii) to indemnify the Executive pursuant to the Company’s certificate of incorporation or by-laws. The consideration offered herein is accepted by the Executive as being in full accord, satisfaction, compromise and settlement of any and all claims or potential claims, and the Executive expressly agrees that he is not entitled to, and shall not receive, any further recovery of any kind from the Company or any of the other Released Parties, and that in the event of any further proceedings whatsoever based upon any matter released herein, neither the Company nor any of the other Released Parties shall have any further monetary or other obligation of any kind to the Executive, including any obligation for any costs, expenses or attorneys’ fees incurred by or on behalf of the Executive. The Executive agrees that he has no present or future right to employment with the Company or any of the other Released Parties and that he will not apply for or otherwise seek employment with any of them.
10. Nondisclosure of this Agreement. The Executive agrees that unless and until the Company discloses the terms of this Agreement to the public, the Executive will not disclose the existence or terms of this Agreement to any third party, except his accountants, attorneys and spouse, each of whom shall be bound by this nondisclosure provision, or as may be required to comply with legal process; provided, however, that the Executive shall be entitled to disclose fully the terms of Section 7 hereof to any employer or prospective employer of the Executive. If a person not a party to this Agreement requests or demands, by subpoena or otherwise, that the Executive disclose or produce this

Agreement or any terms or conditions hereof prior to the public disclosure thereof by the Company, the Executive shall immediately notify the Company and shall give the Company an opportunity to respond to such notice before taking any action or making any decision in connection with such request or subpoena. The Executive understands and agrees that this nondisclosure requirement is a material inducement to the Company to enter into this Agreement.
11. Successors; Binding Agreement.
     (a) This Agreement shall inure to the benefit of and be enforceable by the Executive and by his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In the event of the death of the Executive while any amounts are payable to the Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons designated in writing by the Executive to receive such amounts or, if no person is so designated, to the Executive’s estate.
     (b) The Company’s obligations contained in this Agreement shall survive any Change in Control, as defined in the Employment Agreement, and Company agrees to notify any potential acquirer of these obligations.
12. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given by a party hereto when delivered personally or by overnight courier or five days after deposit in the United States mail, postage prepaid to the following address of the other party hereto (or to such other address of such other party as shall be furnished in accordance herewith):
If to the Company, to:
Technology Solutions Company
205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
Attention: General Counsel
     If to the Executive, to:
Mr. Michael R. Gorsage
215 Pensacola Road

Belleair, FL 33756

13. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to the principle of conflicts of laws.
14. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related in any manner to the subject matter hereof, including, but not limited to, the Employment Agreement, which shall have no further force or effect as of the date that the last of the parties executes this Agreement, except for Paragraph 8 thereof as contemplated by Section 7 hereof.
15. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.
16. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and executed by the Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by the Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right which the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.
17. No Admission. Nothing in this Agreement is intended to, or shall be construed as, an admission by the Company or any of the other Released Parties that it violated any law, interfered with any right, breached any obligation or otherwise engaged in any improper or illegal conduct with respect to the Executive or otherwise. The Company, for itself and the other Released Parties, hereby expressly denies any such illegal or wrongful conduct.
18. ACKNOWLEDGMENT BY EXECUTIVE. BY EXECUTING THIS AGREEMENT, THE EXECUTIVE EXPRESSLY ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT CAREFULLY, THAT HE FULLY UNDERSTANDS ITS TERMS AND CONDITIONS, THAT HE HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT, THAT HE HAS BEEN ADVISED THAT HE HAS 21 DAYS WITHIN WHICH TO DECIDE WHETHER OR NOT TO EXECUTE THIS AGREEMENT AND THAT HE INTENDS TO BE LEGALLY BOUND BY IT. DURING A PERIOD OF SEVEN DAYS FOLLOWING THE DATE OF HIS EXECUTION OF THIS AGREEMENT, THE EXECUTIVE SHALL HAVE THE RIGHT TO REVOKE THE RELEASE CONTAINED IN SECTION 9 OF

THIS AGREEMENT OF CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT BY SERVING WITHIN SUCH PERIOD WRITTEN NOTICE OF REVOCATION. IF THE EXECUTIVE EXERCISES HIS RIGHTS UNDER THE PRECEDING SENTENCE, HE SHALL FORFEIT ALL AMOUNTS PAYABLE TO HIM PURSUANT TO SECTION 3 OF THIS AGREEMENT.
IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and the Executive has executed this Agreement as of the day and year first above written.

TECHNOLOGY SOLUTIONS COMPANY

By	/s/CARL F. DILL, JR.
Carl F. Dill, Jr.
Chairman & Acting C.E.O.

EXECUTIVE:

/s/MICHAEL R. GORSAGE
Michael R. Gorsage